UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 13, 2023
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

BurgerFi International, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (“Annual Meeting”) at 10:00 a.m. Eastern Time on July 13, 2023 for the purpose of: (i) electing three Class A directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal and (ii) ratifying the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2023 fiscal year. For more information on these proposals, which are described below, please refer to the Company’s proxy statement dated June 1, 2023. As of the record date of May 15, 2023, there were a total of 23,853,927 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 14,549,147 shares of common stock, or approximately 60.99% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present.

Proposal 1 - To elect three Class A directors to the Company’s Board of Directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal.

The three Class A director nominees proposed by the Company’s Board of Directors were each elected to serve as a director for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal. The final voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
David Heidecorn	9,036,032	586,061	4,927,054
Gregory Mann	6,042,289	3,579,804	4,927,054
Martha Stewart	6,336,842	3,285,251	4,927,054

Proposal 2 - To ratify the appointment of KPMG LLP as the Company’s independent registered certified public accountants for fiscal year 2023.

Stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered certified public accountants for the fiscal year ending December 31, 2023. The proposal received the following final voting results:

For	Against	Abstain
14,501,610	41,678	5,859
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 14, 2023

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp, Chief Legal Officer & Corporate Secretary